UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2004

CARDIOGENESIS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

California (State or Other Jurisdiction of Incorporation)	000-28288 (Commission File Number)	77-0223740 (I.R.S. Employer Identification No.)

26632 Towne Centre Drive, Suite 320
Foothill Ranch, CA 92610
(Address of Principal Executive Offices)
(Zip Code)

(714) 649-5000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Information, Pro Forma Financial Information and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits:

     Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

Exhibit No.	Description

Exhibit 99.1	Press Release issued by CardioGenesis Corporation, dated February 26, 2004

Item 12. Results of Operation and Financial Condition

     On February 26, 2004, CardioGenesis Corporation issued a press release regarding its 2003 fourth quarter, year end results. A copy of the press release is attached hereto as Exhibit 99.1.

The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2004	CARDIOGENESIS CORPORATION

	By:	/s/ Christine G. Ocampo Christine G. Ocampo Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release issued by CardioGenesis Corporation, dated February 26, 2004

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